Exhibit 99.1

Inventergy Announces $2.15 Million Common Stock
Financing to Accelerate Licensing Operations

CAMPBELL, CA—April 01, 2015 - Inventergy Global, Inc. (NASDAQ: INVT) ("Inventergy"), today announced that it has entered into definitive agreements with several institutional investors and accredited investors to purchase a total of $2.15 million of common stock of the Company, consisting of 4,673,914 shares of common stock at $0.46. Gross proceeds will be approximately $2.15 million, which the Company intends to use for working capital purposes in support of its intellectual property (IP) licensing strategies. The closing of the offering is expected to take place on or before April 7, 2015, and is subject to the satisfaction of customary closing conditions.

Joe Beyers, Chairman and CEO of Inventergy, said “We are extremely pleased by this round of funding that provides us additional resources to pursue the various deals in our current pipeline. This strengthens our ability to move those discussions along. We look forward to keeping our shareholders and prospective investors updated and are committed to becoming the leading industry standard in technology IP licensing.”

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), acted as exclusive placement agent in connection with the offering.

A shelf registration statement (File No. 333-199647) relating to the securities issued in the offering has been filed with and declared effective by the Securities and Exchange Commission (the “SEC”). A prospectus supplement relating to the offering will be filed by Inventergy with the SEC. When available, copies of the prospectus supplement, together with the accompanying prospectus, can be obtained at the SEC’s website at http://www.sec.gov, from Ladenburg Thalmann & Co. Inc., Prospectus Department, 570 Lexington Avenue, 11th Floor, New York, New York 10022, by calling (212) 409-2000 or by e-mailing prospectus@ladenburg.com, or from Inventergy, by emailing ir@inventergy.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities of Inventergy in this offering. There shall not be any offer, solicitation of an offer to buy, or sale of securities in any state or jurisdiction in which such an offering, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

inventergy.com  / 900 E. Hamilton Avenue, Suite 180 / Campbell, CA 95008

About Inventergy Global, Inc.

Inventergy Global, Inc. is Silicon Valley-based intellectual property company dedicated to identifying, acquiring and licensing the patented technologies of market-significant technology leaders. Led by IP industry pioneer and veteran Joe Beyers, the Company leverages decades of corporate experience, market and technology expertise, and industry connections to assist Fortune 500 companies in leveraging the value of their innovations to achieve greater returns. For more information about Inventergy Global, visit www.inventergy.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Inventergy and our management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

These factors include, among others, risks related to market conditions and the satisfaction of customary closing conditions related to the proposed offering, the Company's failure to successfully and timely execute on its business strategies; the Company's collaborative relationships and the financial risks related thereto; the Company's history of operating losses and the potential for future losses, which may lead the Company to not be able to continue as a going concern. Some of these factors could cause future results to materially differ from the recent results or those projected in forward-looking statements. See also the "Risk Factors" and "Forward-Looking Statements" described in the Company's periodic filings with the Securities and Exchange Commission.

Contact:

Robert Haag

IRTH Communications

INVT@irthcommunications.com

866-976-4784

inventergy.com  / 900 E. Hamilton Avenue, Suite 180 / Campbell, CA 95008